SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 26, 2001

                       GE CAPITAL MORTGAGE SERVICES, INC.
                       ----------------------------------
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

               New Jersey           33-5042          21-0627285
               ----------           -------          ----------
             (State or Other      (Commission     (I.R.S. Employer
             Jurisdiction of     File Number)     Identification No.)
             Incorporation)

             Three Executive Campus
             Cherry Hill, New Jersey               08002
             -----------------------               -----
             (Address of Principal               (Zip Code)
             Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

1. On March 26, 2001 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                             Distribution on Series
------                             ----------------------

Series  2000-01                              $16,236,677.91
Series  2000-02                               $5,594,671.93
Series  2000-03                               $4,516,368.80
Series  2000-04                              $15,429,520.74
Series  2000-05                               $3,641,192.07
Series  2000-06                               $4,853,450.86
Series  2000-07                               $8,480,461.32
Series  2000-08                               $5,029,563.55
Series  2000-09                              $14,326,763.41
Series  2000-10                              $25,595,000.64
Series  2000-11                              $18,321,098.85
Series  2000-12                               $7,231,591.46
Series  2000-13                              $30,007,771.71
                                             --------------
                                            $159,264,133.25
                                            ===============

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

Series                     Exhibit No.                       Description
------                     -----------                       -----------

Series 2000-01                99.01                   Servicer's Certificate
                              99.02                   Distribution Date Statment

Series 2000-02                99.03                   Servicer's Certificate
                              99.04                   Distribution Date Statment

Series 2000-03                99.05                   Servicer's Certificate
                              99.06                   Distribution Date Statment

Series 2000-04                99.07                   Servicer's Certificate
                              99.08                   Distribution Date Statment

Series 2000-05                99.09                   Servicer's Certificate
                              99.10                   Distribution Date Statment

Series 2000-06                99.11                   Servicer's Certificate
                              99.12                   Distribution Date Statment

Series 2000-07                99.13                   Servicer's Certificate
                              99.14                   Distribution Date Statment

Series 2000-08                99.15                   Servicer's Certificate
                              99.16                   Distribution Date Statment

Series 2000-09                99.17                   Servicer's Certificate
                              99.18                   Distribution Date Statment

Series 2000-10                99.19                   Servicer's Certificate
                              99.20                   Distribution Date Statment

Series 2000-11                99.21                   Servicer's Certificate
                              99.22                   Distribution Date Statment

Series 2000-12                99.23                   Servicer's Certificate
                              99.24                   Distribution Date Statment

Series 2000-13                99.25                   Servicer's Certificate
                              99.26                   Distribution Date Statment

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             GE CAPITAL MORTGAGE SERVICES, INC.
                             By:   /s/ Robert Peterkin
                                   -----------------------------
                             Name:    Robert Peterkin
                             Title:   Vice President

Dated as of :     March 26, 2001

                                 EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

99.01                        Series 2000-01 Servicer's Certificate

99.02                        Series 2000-01 Distribution Date Statement

99.03                        Series 2000-02 Servicer's Certificate

99.04                        Series 2000-02 Distribution Date Statement

99.05                        Series 2000-03 Servicer's Certificate

99.06                        Series 2000-03 Distribution Date Statement

99.07                        Series 2000-04 Servicer's Certificate

99.08                        Series 2000-04 Distribution Date Statement

99.09                        Series 2000-05 Servicer's Certificate

99.10                        Series 2000-05 Distribution Date Statement

99.11                        Series 2000-06 Servicer's Certificate

99.12                        Series 2000-06 Distribution Date Statement

99.13                        Series 2000-07 Servicer's Certificate

99.14                        Series 2000-07 Distribution Date Statement

99.15                        Series 2000-08 Servicer's Certificate

99.16                        Series 2000-08 Distribution Date Statement

99.17                        Series 2000-09 Servicer's Certificate

99.18                        Series 2000-09 Distribution Date Statement

99.19                        Series 2000-10 Servicer's Certificate

99.20                        Series 2000-10 Distribution Date Statement

99.21                        Series 2000-11 Servicer's Certificate

99.22                        Series 2000-11 Distribution Date Statement

99.23                        Series 2000-12 Servicer's Certificate

99.24                        Series 2000-12 Distribution Date Statement

99.25                        Series 2000-13 Servicer's Certificate

99.26                        Series 2000-13 Distribution Date Statement